EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned James Charles President and acting Treasurer of Christie Fun, Inc. hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-QSB of Christie Fun, Inc. for the period ended September 30, 2005 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Christie Fun, Inc.

Dated: November 17, 2005

/s/ James Charles
-----------------
James Charles
President and acting Treasurer
(Principal Executive Officer, Principal Financial,
Officer and Principal Accounting Officer)